                                                                    EXHIBIT 10.4

================================================================================





                                 CERTICOM CORP.

                                       and

                      COMPUTERSHARE TRUST COMPANY OF CANADA

                                     Trustee


                      ____________________________________

                          First Supplemental Indenture

                           Dated as of August 30, 2001

                                       to

                                 Trust Indenture

                           Dated as of August 30, 2001

                           providing for the issue of
           7.25% Senior Convertible Unsecured Subordinated Debentures
                               Due August 30, 2004


                      ____________________________________


================================================================================

     THIS FIRST SUPPLEMENTAL INDENTURE is made as of August 30, 2001

B E T W E E N:

                 CERTICOM CORP., a corporation continued
                 under the laws of the Yukon Territory and having an office in the City of Toronto in the Province of Ontario, Canada (the
                 "Corporation"),



                               -and-

                 COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and duly authorized to carry on the trust business in each province of Canada (the "Trustee").

     WHEREAS by a trust indenture (hereinafter referred to as the "Trust Indenture") made as of August 30, 2001 between the Corporation and the Trustee provision was made for the issue of Debentures of the Corporation;

     AND WHEREAS the Corporation and the Trustee have agreed to enter into this Supplemental Indenture in order to clarify certain terms of the Trust Indenture;

     AND WHEREAS the Corporation is not in default under the Trust Indenture;

     AND WHEREAS all necessary acts and proceedings have been done and taken and all necessary resolutions passed to authorize the execution and delivery of this Supplemental Indenture and to make the same legal and valid and binding upon the Corporation;

     AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

     NOW THEREFORE THIS FIRST SUPPLEMENTAL INDENTURE WITNESSES that, in consideration of the premises and the covenants herein contained, the parties hereto agree as follows:

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                                      -2-

                                   ARTICLE 1

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 1.01   Definitions
               -----------

         For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the subject matter or context otherwise requires:

         "Trust Indenture" means the trust indenture made as of August 30, 2001 between the Corporation and the Trustee relating to the creation and issue of $13,500,000 aggregate principal amount of 7.25% Senior Convertible Unsecured Subordinated Debentures due August 30, 2004;

         "Supplemental Indenture", "hereto", "herein", "hereof", "hereby", "hereunder" and similar expressions refer to this First Supplemental Indenture made as of August 30, 2001 and not to any particular Article, Section or other portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof, and the expressions "Article" and "Section" followed by a number mean and refer to the specified Article or Section of this Supplemental Indenture, and all other terms and expressions used herein shall have the same meanings as corresponding terms and expressions defined in the Trust Indenture.

Section 1.02   To be Read with Trust Indenture; Governing Law
               ----------------------------------------------

         This Supplemental Indenture is a supplemental indenture within the meaning of the Trust Indenture and this Supplemental Indenture shall be read together and shall have effect, so far as practicable, as though all the provisions of the Trust Indenture and this Supplemental Indenture were contained in one instrument, which instrument shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

                                   ARTICLE 2

                                   AMENDMENTS

Section 2.01   Article 2 - The Debentures
               --------------------------

     (1) Subsection 2.2.(d) of the Trust Indenture is hereby amended by deleting the reference in the first line thereof to "sections 3.9 and 3.18" and substituting therefor a reference to "section 3.18".

     (2) Subsection 2.6(a) of the Trust Indenture is hereby deleted in its entirety and the following shall be substituted therefor:

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                                      -3-

               "(a) Every Debenture, whether issued originally or in exchange for other Debentures, shall bear interest from and including the date of issue or from and including the last interest payment date to which interest shall have been paid or made available for payment on the Debentures, whichever shall be later."

Section 2.02   Article 3 - Redemption and Purchase For Cancellation of
               -------------------------------------------------------

Debentures
----------

     (1) Subsection 3.6(a) of the Trust Indenture is hereby amended by deleting the words "Subject to section 3.9, upon" in the first line thereof and substituting therefor the word "Upon".

     (2) Section 3.7 of the Trust Indenture is hereby deleted in its entirety and the following shall be substituted therefor:

               "3.7     Failure to Surrender Debentures Called for Redemption
                        -----------------------------------------------------

                        If the Holder of any Debentures called for redemption
               shall, within 30 days from the date fixed for redemption, fail to surrender any of such Debentures or shall not within such time accept payment of the Redemption Price payable in respect thereof, including certificates representing Common Shares issuable to such Holder, as the case may be, or give such receipt therefor, if any, as the Trustee may require, such Redemption Price shall be set aside in trust for such Holder, in accordance with section 12.10; and such setting aside shall for all purposes be deemed a payment to the Debentureholder of the sum so set aside, and to that extent such Debentures shall on and after the redemption date thereafter not be considered as outstanding hereunder and the Debentureholder shall have no right except to receive payment out of the moneys so paid and deposited, upon surrender of his Debentures, of the Redemption Price of such Debentures without interest thereon."

     (3) Section 3.9 of the Trust Indenture is hereby deleted in its entirety.

     (4) Section 3.10 of the Trust Indenture is hereby deleted in its entirety.

     (5) Section 3.11 of the Trust Indenture is hereby deleted in its entirety and the following shall be substituted therefor:


               "3.11    Restricted Debentures
                        ---------------------

                        The Debentures and Common Shares issuable upon
               conversion or repurchase of the Debentures have not been and will not be registered under the U.S. Securities Act and Debentures and Common Shares issuable upon conversion or repurchase of Debentures may not be offered, sold, pledged or transferred within the United States or to, or for the account or benefit of, a U.S. Person and may be offered, sold, pledged or

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                                      -4-

               otherwise transferred only outside the United States in accordance with the U.S. Securities Act."

        (6) Section 3.12 of the Trust Indenture is hereby deleted in its entirety.

        (7) Section 3.13 of the Trust Indenture is hereby deleted in its entirety.

        (8) Subsection 3.16(c)(ii) of the Trust Indenture is hereby amended by inserting the words ", which date shall not be prior to the tenth Business Day following the date of mailing of such notice" in the fourth line immediately following the words "payment date".

        (9) Subsection 3.16(i) of the Trust Indenture is hereby deleted in its entirety and the following shall be substituted therefor:

               "(i)    The provisions of section 3.7 apply mutatis mutandis to
               the Corporation's obligation to satisfy the purchase price under an Offer to Purchase except that reference to the Redemption Price in such section shall be deemed to be a reference to the Offer to Purchase Price for the purpose of this section 3.16;"

        (10) Article 3 of the Trust Indenture is hereby supplemented by inserting the following immediately after Section 3.17 of the Trust Indenture:

               "3.18   Payment of Offer to Purchase Price
                       ----------------------------------

                       Subject to section 3.19 and applicable law and
               regulatory approval, and notwithstanding any other provision of this Indenture, the Corporation may, at its option, in the case of an Offer to Purchase on notice given not less than five Trading Days preceding the Change of Control Date to the Trustee and the Holders of the Debentures and in accordance with subsection 3.20 and Article 11, elect to satisfy and discharge its obligation hereunder and under the Debentures to pay all or any part of the Offer to Purchase Price by paying (A) cash, (B) issuing and delivering, or causing to be issued and delivered, freely tradeable, fully paid and non-assessable Common Shares or freely tradeable, fully paid and non-assessable securities of the successor Person resulting from the Change of Control or of the Person that made the offer to purchase Common Shares resulting in the Change of Control or such Person's Affiliate, provided in each case that such securities were issued to holders of Common Shares in connection with the Change of Control or (C) any combination of cash, Common Shares or such securities. The satisfaction of the Offer to Purchase Price payable to a Holder shall occur by the delivery to the Holder of cash and/or securities (or securities that are convertible thereinto or exchangeable therefor) as provided under this section 3.18, such securities being valued, in the case of Common Shares, at 95% of the Current Market Price as at the Change of Control Date and, in the case of other securities, at 95% of the weighted average trading price of such

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                                      -5-

               securities on the principal stock exchange, quotation system or market on which such securities are listed, quoted or traded for the period of 20 consecutive trading days on such exchange, quotation system or market ending five trading days before the Change of Control Date. The Corporation may not exercise the right conferred by this section 3.18 if an Event of Default hereunder has occurred and is continuing at the date of the notice referred to in this section 3.18.

               3.19     Issue of Common Shares on Repurchase of Debentures Upon
                        -------------------------------------------------------
                        a Change of Control
                        -------------------

               (a) If the Corporation elects under section 3.18 to satisfy its obligation to pay all or any part of the Offer to Purchase Price on the Payment Date by the issue of Common Shares or other securities and if otherwise permitted to do so by law, the Corporation will issue or cause to be issued that number of Common Shares or other securities determined under section 3.18, and will deliver to the Trustee the following:

                        (i) a Certificate of the Corporation certifying that no Event of Default hereunder has occurred and is continuing as at the date of the notice referred to in section 3.18; and

                        (ii) an opinion of Counsel that (i) all requirements imposed by this Indenture or by the laws of Canada and any applicable province thereof (based on the addresses of Holders set forth in the general register kept by the Corporation pursuant to section 2.8 as at the Payment Date) in connection with the proposed issue of Common Shares or other securities have been complied with including that no prospectus or similar document is required to be filed or authorizations of regulatory authorities required to be obtained under applicable legislation of any province of Canada (other than as may have been filed or obtained) before such Common Shares or other securities may properly and legally be issued and, once issued, traded without being subject to any general restriction as to the resale thereof provided such Common Shares or other securities are traded through persons registered, if required, under applicable laws,
                               (ii) on the Payment Date the Common Shares or other securities will have been validly issued and upon such issue in satisfaction of the Corporation's obligation to pay all or any part of the Offer to Purchase Price will be outstanding as fully paid and non-assessable securities, and (iii) if the Common Shares or other securities are then quoted on NASDAQ and/or listed on the TSE, application to quote the Common Shares or

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                                      -6-

                               other securities so issued has been made to NASDAQ and the Common Shares or other securities so issued have been conditionally approved for listing on the TSE (or on such other principal stock exchange, quotation system or market as the Common Shares or other securities may then be listed, quoted or traded), subject to compliance with the requirements of such stock exchange, quotation system or market.

               (b) If any order, ruling, registration, notice or filing pursuant to any securities laws of Canada or any province thereof is required to ensure that any Common Shares or other securities issuable on the Payment Date are issued in compliance with all such laws or to ensure that any such Common Shares or other securities, once issued, are not subject to any general restriction as to the resale thereof provided that such Common Shares or other securities are traded through persons registered, if required under applicable laws, the Corporation covenants that it will take or cause to be taken all action as may be necessary to make or obtain such order, ruling, registration or filing, or give such notice, as the case may be.

               (c) If the provisions of subsections 3.19 (a)(i) and (ii) are not complied with, the Offer to Purchase Price payable on the Payment Date will be payable in lawful money of Canada as otherwise provided hereunder. If such provisions are complied with, the issue by the Corporation or such other Person referred to in clause 3.18(B) or such Person's Affiliates of that number of Common Shares or other securities determined under section
               3.18 shall fully satisfy and discharge the obligation of the Corporation to pay all or any part of the Offer to Purchase Price determined to be satisfied in accordance with subsection 3.18 on the Payment Date.

               3.20     General Requirements
                        --------------------

               (a) The notice to the Trustee and Holders of Debentures to be given by the Corporation pursuant to section 3.18 must:

                        (i) state that the Corporation has exercised its option to pay all or any part of the Offer to Purchase Price payable to the Holders of Debentures on the Payment Date by the issue of Common Shares or other securities to the Holders of Debentures;

                        (ii) advise each Holder of Debentures that the Common Shares or other securities to be issued in respect of such Holder's Debentures will be registered in the name of the Holder unless the Trustee receives from such Holder, on or before 5:00 p.m. (Toronto time) on the fifth Business Day prior to

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                                      -7-

                               the Payment Date at its principal stock transfer office in the City of Toronto written notice in form and substance satisfactory to the Trustee directing the Corporation to register or to direct the registration of such Common Shares or other securities in some other name or names and stating the name or names (with addresses), accompanied by payment to the Trustee of any transfer tax which may be payable by reason thereof; and

                        (iii) advise each Holder that such Holder may, on or after the Payment Date and on proof of identity satisfactory to the Trustee, take personal delivery of the certificates representing that Holder's Common Shares or other securities so issued, at the principal stock transfer office of the Trustee in the City of Toronto if the Trustee receives from such Holder at such principal stock transfer office, in addition to any other notice or delivery required by this subsection and on or before 5:00 p.m. (Toronto time) on the fifth Business Day prior to the Payment Date written notice in form and substance satisfactory to the Trustee, stating that such Holder wishes to take personal delivery of the Common Shares or other securities issued pursuant hereto at the principal stock transfer office of the Trustee in the City of Toronto; and

               (b) On the Payment Date the Corporation will, subject to subsections 3.20(a)(ii) and (iii), cause to be sent by prepaid ordinary mail (or, in the event of mail service interruption, by such other means as the Trustee and the Corporation determine to be appropriate), certificates for Common Shares or other securities issued pursuant to section 3.18 to each Holder of Common Shares or other securities in respect of which Debentures have been surrendered in accordance with the requirements of the notice, given pursuant to subsection 3.20(a), at their addresses as shown on the records of the Corporation.

               (c) On or after the Payment Date the Corporation will deliver certificates representing the Common Shares or other securities issued pursuant to section 3.19 to any other registered Holder thereof, upon presentation and surrender of the Debentures in respect of which such Common Shares or other securities were issued.

               (d) Each certificate delivered pursuant to this section 3.20 will be for that number of Common Shares or other securities that is the Holder's proportionate share of the number of Common Shares or other securities determined in accordance with section 3.18.

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                                      -8-

               (e) Interest accrued and unpaid on the Debentures on the Payment Date will be paid to the Holders of Debentures in the manner contemplated in Article 2 except that the Corporation may, at its option, forward payment of interest contemporaneously with the sending of Common Shares or other securities under subsections 3.20(a)(iii) or 3.20(b).

               3.21     No Requirement to Issue Fractional Shares or Other
                        --------------------------------------------------
                        Security
                        --------

                        The Corporation shall not be required to issue or cause
               to be issued fractional Common Shares or other securities upon the issue of Common Shares or other securities pursuant to section 3.18. If any fractional interest in a Common Share or other security would, except for the provisions of this section, be deliverable upon the issue of any Common Shares or other securities pursuant to section 3.18, the Corporation shall, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the registered holder of such shares an amount in lawful money of Canada equal (computed to the nearest cent) to the appropriate fraction, in the case of any fraction of any Common Share, of the Current Market Price of the Common Shares as at the Payment Date and, in the case of a fraction of any other security, of the weighted average trading price of such securities on the principal stock exchange, quotation system or market on which such securities are listed, quoted or traded for the period of 20 consecutive trading days on such exchange, quotation system or market as at the date ending five trading days before the Payment Date."

Section 2.03   Article 4 - Conversion
               ----------------------

        (1) Subsection 4.2(e)(i) of the Trust Indenture is hereby amended by deleting the reference to "June 30, 2003" in the first line thereof and substituting therefor a reference to "August 30, 2003".

        (2) Subsection 4.12(b) of the Trust Indenture is hereby amended by deleting the reference to "section 3.19" and substituting therefor a reference to "section 3.17".

Section 2.04   Article 8 - Satisfaction and Discharge
               --------------------------------------

               Section 8.3 of the Trust Indenture is hereby amended by deleting the reference to "sections 3.6, 3.9, 3.16, 3.17, 3.18" in the first line thereof and substituting therefor a reference to "sections 3.6, 3.7, 3.16 and 3.19".

Section 2.05   Schedule "A" (Form of Debenture)
               --------------------------------

               Schedule "A" of the Trust Indenture is hereby amended by deleting the words "the date hereof" in the eighth line thereof and substituting therefor the words "the date of issue hereof".

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                                       -9-

                                    ARTICLE 3

                            MISCELLANEOUS PROVISIONS

Section 3.01   Confirmation of Trust Indenture
               -------------------------------

     The Trust Indenture, as amended and supplemented by this Supplemental Indenture, is in all respects confirmed.

Section 3.02   Acceptance of Trusts
               --------------------

     The Trustee hereby accepts the trusts in this Supplemental Indenture declared and provided for and agrees to perform the same upon the terms and conditions and subject to the provisions set forth in the Trust Indenture as supplemented by this Supplemental Indenture.

Section 3.03   Counterparts and Formal Date
               ----------------------------

     This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but and all such counterparts together shall constitute but one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date August 30, 2001.

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                                      -10-

     IN WITNESS WHEREOF the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                                       CERTICOM CORP.

                                       By:   ______________________________



                                       By:   ______________________________




                                       COMPUTERSHARE TRUST
                                       COMPANY OF
                                       CANADA

                                       By:   ______________________________



                                       By:   ______________________________